CERTIFICATE OF DESIGNATION
                                       OF
                           CONVERTIBLE PREFERRED STOCK
                                       OF
                                  MERISEL, INC.

                                _________________

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                                _________________



Merisel, Inc., a Delaware corporation (the "Corporation"), DOES HEREBY CERTIFY:

That  pursuant  to the  authority  conferred  upon the Board of  Directors  (the
"Board") by the Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), of the Corporation, the Board on May 17, 2000 adopted the following resolution creating a series of 300,000 shares of the authorized 1,000,000 unclassified shares of preferred stock, par value $0.01, per share of the Corporation (the "Preferred Stock") to be designated as its Convertible Preferred Stock:

RESOLVED, that pursuant to the authority conferred upon the Board by the Certificate of Incorporation of the Corporation, the Board hereby authorizes the creation of and establishes a series of Preferred Stock and hereby states the designation and number of shares thereof and fixes the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof as follows:

1. Designation Amount. The shares of such series shall be designated as Convertible Preferred Stock (the "Convertible Preferred Stock"). Shares of Convertible Preferred Stock redeemed or purchased by the Corporation shall be canceled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series; provided, however, that such issued and reacquired shares of such series may be reissued as shares of Convertible Preferred Stock as a stock dividend on outstanding shares of Convertible Preferred Stock.

Number of Shares. The number of authorized shares of Convertible Preferred Stock shall initially be 300,000 which number may from time to time be increased by the Board.

2. Definitions. For purposes of this Certificate, the following terms shall have the meanings indicated:

"Affiliate" shall mean, with respect to any specified Person, any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"Change of Control" shall mean the occurrence of any Person, other than Stonington Capital Appreciation 1994 Fund, L.P., a Delaware limited partnership, and its Affiliates, acquiring, (I) with the approval of the Board, beneficial ownership of (a) at least a majority of the voting Common Stock on a fully diluted basis and (b) at least a majority of the voting power of the Corporation entitled to vote for the election of members of the Board of the Corporation or
(II) all or substantially all of the assets of the Corporation and its subsidiaries by sale, lease, transfer or other disposition of.

"Change of Control Price" shall mean a price per share equal to $108 plus accrued and unpaid dividends if the redemption occurs prior to December 15, 2000 or $101 plus accrued and unpaid dividends if the redemption occurs after such date.

"Closing Date" shall mean, with respect to the Convertible Preferred Stock, June 15, 2000 or such other date as the parties agree upon.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Indenture" shall mean the Indenture between the Corporation and The Bank of New York, as successor trustee, dated as of October 15, 1994, as in effect on the date hereof.

"Notes" shall mean the 12-  % Senior Notes due 2004 issued under the Indenture.

"Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

"Voting Stock" of a corporation shall mean all classes of Capital Stock of such corporation then outstanding and normally entitled to vote in the election of directors.

"Wholly Owned Subsidiary" shall mean a subsidiary all the Capital Stock of which (other than directors' qualifying shares and shares held by other Persons to the extent such shares are required by applicable law to be held by a Person other than the Corporation or a subsidiary) is owned by the Corporation or one or more Wholly Owned Subsidiaries.

3. Rank. The Convertible Preferred Stock shall, with respect to dividend distributions and distributions on liquidation, winding up and dissolution, rank senior to all classes and series of stock of the Corporation now or hereafter authorized, issued or outstanding (collectively, the "Junior Securities"); provided that, the Corporation may authorize or create, or issue, any class or series of stock that ranks senior to ("Senior Securities") or pari passu with ("Parity Securities") the series of Convertible Preferred Stock with respect to dividend rights and/or rights on liquidation, winding-up and dissolution, with the affirmative vote of the respective holders of at least a majority of the outstanding shares of the Convertible Preferred Stock voting as a separate class.

4. Dividends. (a) The holders of shares of Convertible Preferred Stock shall be entitled to receive when, as and if declared by the Board of the Corporation, out of funds legally available therefor, dividends at the annual rate per share of 8% of the Liquidation Preference per share. Such dividends shall be cumulative and shall be payable quarterly in arrears in four equal amounts (other than the initial dividend due on September 30, 2000 if the Closing Date is not June 30, 2000) on December 31, March 31, June 30 and September 30 (each of such dates being a "Dividend Payment Date" and each period between such dates being a "Dividend Period"), commencing September 30, 2000; provided, that if any such day shall be Saturday, Sunday or a day on which banking institutions in the State of New York or the State of California are authorized or obligated by law to close, or a day which is or is declared a national or a New York or California state holiday (any of the foregoing a "Non-Business Day"), then Dividend Payment Date shall be the next succeeding day which is not a Non-Business Day. Each such dividend shall be paid to stockholders of record on the respective date, not exceeding 50 days preceding such Dividend Payment Date, as shall be fixed for this purpose by the Board in advance of payment of each particular dividend. Any dividend payments made with respect to shares of
Convertible Preferred Stock will be made in additional fully paid and nonassessable shares of Convertible Preferred Stock valued at $100 per share, and the issuance of such additional shares shall constitute full payment of such dividend. The Corporation shall make such dividend payment on such Dividend Payment Date in additional shares of Convertible Preferred Stock to the extent permitted by applicable law, regardless of the terms of any other securities of the Corporation or any contract or other agreement to which it may be a party. All dividends paid with respect to shares of Convertible Preferred Stock pursuant to this paragraph 4(a) shall be paid pro rata to the holders entitled thereto. The Corporation will issue, if necessary, fractions of a share (calculated to nearest 1/100 of a share) of Convertible Preferred Stock as part of the payment of any dividend paid in additional shares of Convertible Preferred Stock. All shares of Convertible Preferred Stock which may be issued as a dividend with respect to the Convertible Preferred Stock will thereupon be duly authorized, validly issued, fully paid and nonassessable and free of all liens and charges.

(b) Dividends on shares of Convertible Preferred Stock issued on the Closing Date shall be fully cumulative and shall accrue (whether or not earned or declared) from the Closing Date; provided, however, that dividends on any share of Convertible Preferred Stock issued as dividends shall be fully cumulative and shall accrue (whether or not earned or declared) from the applicable Dividend Payment Date. Accumulated unpaid dividends for any past Dividend Periods may be declared by the Board and paid on any date fixed by the Board, whether or not a regular Dividend Payment Date, to holders of record on the books of the Corporation on such record date as may be fixed by the Board. Holders of Convertible Preferred Stock will not be entitled to any dividends in excess of full cumulative dividends. No interest or sum of money in lieu of interest shall be payable in respect of any accumulated unpaid dividends. Dividends payable on shares of Convertible Preferred Stock for any period greater or less than a full Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(c) So long as any shares of Convertible Preferred Stock are outstanding, the Corporation shall not (i) declare, pay or set apart for payment any dividend on the Common Stock or any other shares of Junior Securities, (ii) make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the purchase, redemption, retirement, or other acquisition for value of any of, or redeem, purchase, retire or otherwise acquire for value any of, the Junior Securities or any warrants, rights, calls or options exercisable for or convertible into any of the Junior Securities (other than as a result of a reclassification of Junior Securities, or the exchange or conversion of one class or series of Junior Securities for or into another class or series of Junior Securities, or other than through the use of proceeds of a substantially contemporaneous sale of other Junior Securities) or (iii) make any distribution in respect of the Junior Securities or any warrants, rights, calls or options exercisable for or convertible into any of the Junior Securities, in any such case, either directly or indirectly,  and whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends of a particular class or series of Junior Securities to holders of such Junior Securities), and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase, redeem or otherwise acquire for value any of the Junior Securities or any warrants, rights, calls or options exercisable for or convertible into any of the Junior Securities, unless all dividends due and payable on the Convertible Preferred Stock have been paid in cash or all shares of Convertible Preferred Stock issued in lieu of cash dividends ("Dividend Shares") have been redeemed or repurchased by the Corporation.

5. Liquidation Preference. (a) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, then, before any distribution or payment shall be made to the holders of any Junior Securities, including the Common Stock, the holders of Convertible Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to $100.00 for each share outstanding (which amount is herein referred to as the Liquidation Preference), together with an amount in cash equal to all accrued and unpaid dividends thereon, to the date fixed for liquidation, dissolution or winding-up. Except as provided in the preceding sentence, holders of Convertible Preferred Stock shall not be entitled to any distribution in the event of any liquidation, dissolution or winding-up of the affairs of the Corporation. If the assets of the Corporation are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of Convertible Preferred Stock, and all other shares of Series of stock of the Corporation ranking pari passu with respect to such payments, then the holders of all such shares shall share ratably with any other series of pari passu stock of the Corporation in any distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of Convertible Preferred Stock and such other pari passu shares are entitled were paid in full. After payment of the full amount of the Liquidation Preference, together with an amount in cash equal to accrued and unpaid dividends theron to which each holder is entitled, such holders of shares of Convertible Preferred Stock will not be entitled to any further participation in any distribution of the assets of the Corporation.

(b) For the purpose of this paragraph 5, neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation or merger of the Corporation with any other corporation shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, unless such voluntary sale conveyance, exchange or transfer shall be in connection with a plan of liquidation, dissolution or winding-up of the Corporation.

6. Redemption. (a) Subject to subparagraph (d) of this paragraph 6, to the extent the Corporation shall have funds legally available for such redemption, the Corporation may redeem, in whole or in part, the shares of the Convertible Preferred Stock at the time outstanding, at any time or from time to time on or after June 30, 2003, upon notice given as hereinafter specified at a price equal to $105 per share (which price shall be reduced each September 30, December 31, March 31 and June 30 thereafter by $0.25 until the price is $100) together with all accrued and unpaid dividends thereon; provided that the Corporation may redeem, in whole or in part, the shares of Convertible Preferred Stock at the time outstanding at a price equal to the applicable Change of Control Price at any time on or within 90 days after the date of a Change of Control. Notwithstanding the foregoing, the Corporation may redeem, in whole or in part, any Dividend Shares outstanding, at any time or from time to time, at a price equal to $100 together with all accrued and unpaid dividends thereon.

(b) In the event of partial redemptions of Convertible Preferred Stock pursuant to paragraph 6(a), the shares to be redeemed will be determined on a pro rata basis (as determined by the number of shares of Convertible Preferred Stock outstanding on a record date not less than 30 days nor more than 60 days prior to the optional redemption date), provided, however, that the Corporation may redeem all shares held by any holders of a number of shares not to exceed 1,000 as may be specified by the Corporation pursuant to paragraph 6(a). On and after a redemption date, unless the Corporation defaults in the payment of the redemption price, dividends will cease to accrue on shares of Convertible Preferred Stock called for redemption and all rights of holders of such shares will terminate except for the right to receive the redemption price and accrued and unpaid dividends thereon to the redemption date.

(c) Upon the occurrence of a Change of Control, each holder of record of shares of Convertible Preferred Stock will have the right, as set forth below, to require that the Corporation redeem such holder's shares in cash at the Change of Control Price.

Notwithstanding the foregoing, in the event the redemption set forth by this paragraph 6(c) is not permitted under the Indenture, no rights under this paragraph 6(c) shall attach to, and the Corporation shall have no correlative obligations under this paragraph 6(c) with respect to, (x) the Convertible Preferred Stock or (y) the Convertible Preferred Stock issued in satisfaction of dividends on Convertible Preferred Stock until such time as the Notes are no longer outstanding or the Corporation is not prohibited by the Indenture from redeeming the Convertible Preferred Stock pursuant to this paragraph 6(c).

Following any Change of Control, notice (a "Change of Control Notice") shall be mailed by first class mail, postage prepaid and mailed within 30 days of such Change of Control addressed to the holders of record of the shares at their respective last addresses as they shall appear on the books of the Corporation. Each such notice shall state: (i) that a Change of Control has occurred and that such holder has the right to require the Corporation to redeem such holder's shares at a redemption price in cash equal to the applicable Change of Control
Price, together with all accrued and unpaid dividends, to the date of redemption; (ii) the circumstances and, to the extent available, relevant facts regarding such Change of Control (including information with respect to pro forma historical income, cash flow and capitalization of the Corporation or other relevant entity after giving effect to such Change of Control); (iii) the redemption date (which shall be not less than 30 days nor more than 60 days from the date such notice is mailed); (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date, and (vi) the instructions determined by the Corporation, consistent with such provision, that a holder must follow in order to have its shares redeemed.

(d) Shares of Convertible Preferred Stock which have been issued and reacquired in any manner, including shares purchased or redeemed, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of the Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of Preferred Stock; provided, however, that no such issued and reacquired shares of such series shall be reissued or sold as shares of Convertible Preferred Stock unless reissued as a stock dividend on outstanding shares of Convertible Preferred Stock.

(e) Notwithstanding the foregoing provisions of paragraph 6(a) hereof, unless the full cumulative dividends on all outstanding shares of Convertible Preferred Stock shall have been paid or contemporaneously are declared and paid for all past dividend periods, none of the shares of Convertible Preferred Stock shall be redeemed pursuant to paragraph 6(a) hereof unless all outstanding shares of Convertible Preferred Stock are simultaneously redeemed.

(f) Notice of every redemption of shares of Convertible Preferred Stock shall be mailed by first class mail, postage prepaid, and mailed not less than 30 days nor more than 60 days prior to the redemption date addressed to the holders of record of the shares to be redeemed at their respective last addresses as they shall appear on the books of the Corporation; provided, however, that no failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceeding for the redemption of any shares so to be redeemed except as to the holder to whom the Corporation has failed to give such notice or except as to the holder to whom notice was defective.

Each such notice shall state: (i) the redemption date; (ii) the total number of shares of Convertible Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of shares of such holder to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

(g) Notice having been mailed as aforesaid and provided that on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for redemption so as to be and to continue to be available therefor, then, from and after the redemption date, dividends on the shares of Convertible Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding and shall not have the status of shares of Convertible Preferred Stock, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price and all dividends accrued and unpaid to the date fixed for redemption) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares without cost to the holder thereof.

(h) If such notice of redemption shall have been duly given and if, prior to the redemption date, the Corporation shall have irrevocably deposited the funds sufficient for the redemption with a bank or trust company in trust for the pro rata benefit of the holders of the shares called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, from and after the time of such deposit, all prohibitions on the Corporation set forth herein shall terminate, holders of the shares of Convertible Preferred Stock called for redemption shall cease to be stockholders with respect to such shares and thereafter such shares shall no longer be transferable on the books of the Corporation and such holders shall have no interest in or claim against the Corporation with respect to such shares (including dividends thereon accrued after such redemption date) except the right to receive payment of the redemption price (including all dividends accrued and unpaid to the date for redemption) upon surrender of their certificates. Any funds deposited and unclaimed at the end of one year and eleven months from the date fixed for redemption shall be repaid to the Corporation upon its request, after which repayment the holders of shares called for redemption shall look only to the Corporation for payment of the redemption price.

The aforesaid bank or trust company shall be organized and in good standing under the laws of the United States of America, or any state thereof, shall have capital, surplus and undivided profits aggregating at least $100,000,000 according to its last published statement of condition, and shall be identified in the notice of redemption. Any interest accrued on such funds shall be paid to the Corporation from time to time.

7. Voting Rights. (a) Except as otherwise provided in this paragraph 7 or as otherwise from time to time provided by law, the holders of shares of Convertible Preferred Stock shall have no voting rights and all voting rights in the Corporation shall be vested exclusively in the holders of the Common Stock of the Corporation.

(b) (i) If and whenever six full quarterly dividends (whether or not consecutive) payable on shares of Convertible Preferred Stock shall be in arrears in whole or in part (whether or not earned or declared) or if the Corporation shall have failed to fulfill any redemption obligation with respect to the Convertible Preferred Stock and such failure shall continue for a period of 30 days, in addition to any other legal or equitable remedy available to any Holder, the number of directors then constituting the Board of the Corporation shall be increased by one director and the holders of the then outstanding shares of the Convertible Preferred Stock shall be entitled to elect one director at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of such shares of Convertible Preferred Stock called as hereinafter provided.

(ii) Whenever such voting right shall have vested, such right may be exercised initially either at a special meeting of the holders of the Convertible
Preferred Stock, called as hereinafter provided, or at any annual meeting of stockholders held for the purpose of electing directors, and thereafter at such annual meeting or by the written consent of the holders of Convertible Preferred Stock pursuant to Section 228 of the Delaware General Corporation Law. Such voting right of the Convertible Preferred Stock shall continue until such time as (A) all dividends accumulated on the Convertible Preferred Stock shall have been paid in full and (B) the Corporation has fulfilled all redemption obligations with respect to such series to the extent such obligations have matured, at which time such voting right of the holders of the Convertible Preferred Stock shall terminate, subject to revesting in the event of each and every subsequent failure of the Corporation for the requisite period of time fully to pay dividends or to discharge its redemption obligations, as described above.

(iii) At any time after such voting power shall have been so vested in shares of Convertible Preferred Stock and such right shall not already have been initially exercised, a proper officer of the Corporation may, and upon the written request of any holder of shares the Convertible Preferred Stock (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of shares of the Convertible Preferred Stock for the election of the one director to be elected by them as herein provided, such call to be made by notice similar to that provided in the by-laws of the Corporation for a special meeting of the stockholders or as required by law.
Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding annual meetings of stockholders of the Corporation or if none, at a place designated by the Secretary of the Corporation. If such meeting shall not be called by the proper officers of the Corporation within 30 days after the personal service of such written request upon the Secretary of the Corporation, or within 30 days after mailing the same within the United States by registered mail, addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of 10% of the shares of the Convertible Preferred Stock then outstanding may designate in writing a holder of the Convertible Preferred Stock to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided in this paragraph (7)(b)(iii) or at such other place as is selected by such person so designated. Any holder of Convertible Preferred Stock which would be entitled to vote at any such meeting shall have access to the stockholders of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this paragraph. Notwithstanding the provisions of this paragraph, however, no such special meeting shall be called during a period within 90 days immediately preceding the date fixed for the next annual meeting of stockholders.

(iv) At any meeting held for the purpose of electing directors at which the holders of Convertible Preferred Stock shall have the right to elect a director as provided herein, the presence in person, or by proxy of the holders of the lesser of (A) a majority of the then outstanding shares of the Convertible
Preferred Stock or (B) a percentage of the then outstanding shares of the Convertible Preferred Stock, which percentage is equal to the percentage of the then outstanding shares of Common Stock then required to constitute a quorum for the election of directors by holders of Common Stock, shall be required and be sufficient to constitute a quorum of the series for the election of directors by such series. The director to be elected by the holders of Convertible Preferred Stock pursuant to this paragraph 7 shall be elected by the affirmative vote of the holders of a majority of the then outstanding shares of Convertible Preferred Stock. At any such meeting or adjournment thereof (x) the absence of a quorum of the holders of the Convertible Preferred Stock shall not prevent the election of directors other than the director to be elected by the holders of Convertible Preferred Stock and the absence of a quorum or quorums of the holders of capital stock entitled to elect such other directors shall not prevent the election of directors to be elected by the holders of the Convertible Preferred Stock and (y) in the absence of a quorum of the holders of any class or series of stock entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such series shall have the power to adjourn the meeting for the election of directors which the holders of such series are entitled to elect, from time to time, without notice (except as required by law) other than announcement at the meeting, until a quorum shall be present.

(v) The term of office of all directors elected by the holders of Convertible Preferred Stock pursuant to paragraph (7)(b)(i) hereof in office at any time when the aforesaid voting rights are vested in the holders of Convertible Preferred Stock shall terminate in one year or upon the election of their successors at any meeting of stockholders for the purpose of electing directors, if later. Upon any termination of the aforesaid voting rights in accordance with paragraph (7)(b)(ii) hereof, the term of office of all directors elected by the holders of Convertible Preferred Stock pursuant to paragraph (7)(b)(i) hereof then in office thereupon shall terminate and upon such termination the number of directors constituting the Board shall, without further action, be reduced by, the number of directors elected by the holders of Convertible Preferred Stock, subject always to the increase of the number of directors pursuant to paragraph
(7)(b)(i) hereof in case of the future right of the holders of Convertible Preferred Stock to elect a director as provided herein.

(vi) In case of any vacancy occurring among the directors so elected, the holders of the Convertible Preferred Stock then outstanding may, at a special meeting of the respective holders called as provided above, elect a successor to hold office for the unexpired term of the director whose place shall be vacant.

(c) In addition to any vote or consent of stockholders required by law or the Certificate of Incorporation, the consent of the holders of at least a majority of the shares of Convertible Preferred Stock at the time outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i) Any amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation, or of the by-laws of the Corporation, which affects adversely the voting powers, rights or preferences of the holders of shares of the Convertible Preferred Stock, provided, that the amendment of the provisions of the Certificate of Incorporation so as to authorize or create, or
to  increase  the  authorized  amount  of,  any  of  the  Corporations   Junior
Securities, shall not be deemed to affect adversely the powers, rights or preferences of the holders of shares of Convertible Preferred Stock; or

(ii) The authorization or creation of, or the increase in the authorized amount of, any shares of any class or any security convertible into any Senior Security or Parity Security, provided, however, that no such consent of the holders of Convertible Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect or when the issuance of any such Senior Security, Parity Security or convertible security is to be made, as the case may be, provision is made for the redemption of all shares of Convertible Preferred Stock at the time outstanding; or

(iii) The merger or consolidation of the Corporation in which the Corporation is not the surviving entity, unless any arrearages in dividends are either cured or preserved and the holders of Convertible Preferred Stock receive preferred stock in the surviving entity with terms substantially identical to those of the Convertible Preferred Stock.

(d) Subject to paragraphs 3, 4 and 7(c) hereof, none of (i) the creation, authorization or issuance of any shares of any Junior Securities (provided that the terms of such Junior Securities are not inconsistent, or in any way conflict, with the terms of the Convertible Preferred Stock) or the creation, authorization or issuance of any obligation or security convertible into or evidencing the right to purchase any Junior Securities, (ii) the creation of any indebtedness of any kind of the Corporation (other than indebtedness convertible into any Senior Security or Parity Security), nor (iii) the increase or decrease in the amount of authorized capital stock of any class, including the Convertible Preferred Stock, or any increase, decrease or change in the par value of any such class other than the Convertible Preferred Stock, shall be deemed to alter, change or affect adversely the powers, preferences and special rights of shares of Convertible Preferred Stock and may be effected without the consent of the holders thereof.

8. Conversion. (a) The holders of the Convertible Preferred Stock may, at the option of the holder and upon surrender of the certificates therefor, convert any or all of their outstanding shares of Convertible Preferred Stock into fully paid and nonassessable shares of Common Stock at any time after December 15, 2000 and on or prior to the second day prior to a redemption date, if any, as may have been fixed in any redemption notice with respect to such shares, provided, however, that the holders of the Convertible Preferred Stock may convert the Convertible Preferred Stock prior to December 15, 2000 if a Change of Control has occurred and the Corporation has not elected to redeem the Notes pursuant to paragraph 6(a) or the holders of the Convertible Preferred Stock are not permitted to require the Corporation to purchase such holders' Convertible Preferred Stock pursuant to paragraph 6(c), in each case, within 60 days after the Change of Control. Each outstanding share of Convertible Preferred Stock shall be convertible at the executive offices of the Corporation, and at such other office or offices, if any, as the Board may designate, into the number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) equal to $100 divided by the then applicable Conversion Price (as defined below). At the option of the Corporation, each outstanding share of Convertible Preferred Stock shall automatically be converted into the number of fully paid and nonassessable shares of Common Stock equal to $100 divided by the then applicable Conversion Price when the Average Sales Prices Per Share for any 20 consecutive trading days reaches a price of $3.75 per share (as adjusted for any stock dividends, combinations or splits with respect to such shares).

In the event of any stock dividend, stock split, other distribution in shares of Common Stock, reclassification, recapitalization, combination, or exchange of shares with respect to Common Stock, the Conversion Price shall be adjusted such that the outstanding shares of Convertible Preferred Stock shall be convertible into such number of shares of Common Stock which the holder of shares of Convertible Preferred Stock would have been entitled to receive had such holder converted its shares of Convertible Preferred Stock into shares of Common Stock immediately prior to the occurrence of such event or the record date in respect thereof.

In the event the Corporation shall issue or sell shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for, purchase or otherwise acquire shares of Common Stock (each an "Issuance," but such term shall not include the issuance or sale of any of the foregoing types of securities in connection with or under any employee benefit plan or director share plan in effect from time to time or which are outstanding prior to the Closing Date) at a consideration (the "Consideration") per share of Common Stock (determined, in the case of such rights, options, warrants or convertible or exchangeable securities, by dividing (i) the aggregate amount received or receivable by the Corporation in consideration of the issuance or sale of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration payable to the Corporation upon exercise, conversion or exchange thereof, by (ii) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities) that is lower than the Fair Value Price (as defined below) the Conversion Price shall be adjusted by multiplying such Conversion Price by the Antidilution Conversion Factor (as defined below).

Such adjustments shall be made successively whenever such an Issuance is made. For the purposes of such adjustments, the shares of Common Stock which the holder of any rights, options, warrants or convertible or exchangeable securities received in an Issuance shall be entitled to subscribe for, purchase or otherwise acquire shall be deemed to be issued and outstanding as of the date of such Issuance and the consideration received by the Corporation therefor shall be deemed to be the  Consideration  received by the  Corporation  for such rights, options, warrants or convertible or exchangeable securities, plus the consideration or premiums stated in such rights, options, warrants or convertible or exchangeable securities to be paid for the shares of Common Stock covered thereby. In the event the Corporation shall issue or sell shares of Common Stock or options, warrants or convertible or exchangeable securities containing the right to subscribe for, purchase or otherwise acquire shares of Common Stock in an Issuance, for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then, in determining the "price per share of Common Stock" and the "Consideration received by the Corporation" for purposes of the first sentence of this paragraph, the Board shall determine, in good faith, the fair value of the property. If any Issuance results in an adjustment pursuant to this paragraph and the rights, options, warrants or convertible or exchangeable securities to which such Issuance related expire or mature without being exercised, converted or exchanged, then the adjustment made as a result of such Issuance shall be reversed and be of no effect.

In addition to the foregoing adjustments, the Board may make any other adjustment to increase the number of shares of Common Stock of the Corporation issuable upon conversion of shares of Convertible Preferred Stock as it may, in good faith, deem desirable to protect the rights and benefits of holders of Convertible Preferred Stock. Notwithstanding anything in this paragraph 8(a), no change in the Conversion Factor shall be made unless the effect of such adjustment would change the Conversion Factor by more than 1%.

     For purposes of this paragraph 8:

The "Antidilution Conversion Factor," as adjusted from time to time, shall be a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the Issuance below the Fair Value Price plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for such Issuance would purchase at the Fair Value Price in effect immediately prior to such Issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Issuance plus the number of additional shares of Common Stock issued or issuable pursuant to such Issuance. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such Issuance shall be calculated on a fully diluted basis, as if all shares of Convertible Preferred Stock and all other convertible securities had been fully converted into shares of Common Stock immediately prior to such Issuance and any warrants, options or other rights for the purchase of shares of stock or convertible securities had been fully exercised immediately prior to such Issuance (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date, but not including in such calculation any shares of Common Stock issuable with respect to shares of Convertible Preferred Stock, convertible securities or outstanding warrants, options or other rights for the purchase of shares of stock or convertible securities, solely as a result of the adjustment of the respective Conversion Prices (or other conversion ratios) resulting from the Issuance of the additional shares of Common Stock causing the adjustment question.

The "Average Sale Price Per Share" shall mean, with respect to the Common Stock of the Corporation, for any day, (i) the average of the high and low sales price per share regular way on a national securities exchange, or (ii) if the Common Stock is not listed on a national securities exchange, the average of the high and low sale price per share regular way on The Nasdaq National Market, or (iii) if the Common Stock is not quoted on The Nasdaq National Market or listed or admitted to trading on any national securities exchange, the average of the high and low sales prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

The "Conversion Price," as adjusted from time to time, shall initially be the greater of (i) $1.75 and (ii) the lesser of 115% of the average closing price of the Common Stock for the 10 trading days immediately prior to the date of issuance of the Convertible Preferred Stock and $2.25.

The "Fair Value Price" on any date shall be calculated by the Corporation and be deemed to be the average of the daily Average Sales Prices Per Share for the five consecutive trading days selected by the Company commencing not more than 10 trading days before, and ending not later than, the date of issuance, or if earlier the date of agreement to issue, with respect to the Issuance requiring such computation.

(b) The right of the holders of Convertible Preferred Stock to convert their shares shall be exercised by surrendering for such purpose to the Corporation, as provided above, certificates representing shares to be converted, duly endorsed in blank or accompanied by proper instruments of transfer. The Corporation shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery upon conversion of shares of Common Stock or other securities or property in a name other than that of the holder of the shares of the Convertible Preferred Stock being converted and the Corporation shall not be required to issue or deliver any such shares or other securities of property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

The right of the Corporation to convert the shares of Convertible Preferred Stock at its option shall be exercised by notice to the holders of the Convertible Preferred Stock. Notice shall be mailed by first class mail, postage prepaid, and addressed to the holders of record of the shares to be redeemed at their respective last addresses as they shall appear on the books of the Corporation; provided, however, that no failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceeding for the conversion of the shares.

(c) A number of shares of the authorized but unissued Common Stock sufficient to provide for the conversion of the Convertible Preferred Stock outstanding upon the basis hereinbefore provided shall at all times be reserved by the Corporation, free from preemptive rights, for such conversion.

(d) In case of any consolidation or merger of the Corporation with any other corporation (other than a Wholly Owned Subsidiary of the Corporation), or in case of any sale or transfer of all or substantially all of the assets of the Corporation, or in the case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Corporation shall make appropriate provision or cause appropriate provision to be made so that holders of each share of Convertible Preferred Stock then outstanding shall have the right thereafter to convert such share of Convertible Preferred Stock, at the option of such holder (i) into a share of preferred stock of the surviving corporation of a consolidation or merger with preferences, privileges, rights, qualification, limitations and restrictions that are substantially identical to those set forth herein or (ii) into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such share of Convertible Preferred

Stock might have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange. If in connection with any such consolidation, merger, sale, transfer or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other assets upon completion of such transaction, the Corporation shall provide or cause to be provided to each holder of Convertible Preferred Stock the right to elect the securities, cash or other assets into which the Convertible Preferred Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made and the effect of failing to exercise the election). The Corporation shall not effect any such transaction unless the provisions of this paragraph have been complied with. The above provisions shall similarly
apply  to  successive  consolidations,   mergers,  sales,  transfers,  or  share
exchanges.

(e) Upon the surrender of certificates representing shares of Convertible Preferred Stock, the person converting shall be deemed to be the holder of record of the Common Stock issuable upon such conversion and all rights with respect to the shares surrendered shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided.

(f) No fractional shares of Common Stock shall be issued upon conversion of Convertible Preferred Stock but, in lieu of any fraction of a share of Common Stock that would otherwise be issuable in respect of the aggregate number of such shares surrendered for conversion at one time by the same holder, the Corporation shall pay in cash an amount equal to the product of (i) the Fair Value Price of a share of Common Stock on the last trading day before the conversion date and (ii) such fraction of a share.

(g) Whenever the Conversion Price is adjusted, the Corporation will give notice by mail stating the adjustment and the Conversion Price to the holder of record Convertible Preferred Stock. Notwithstanding the foregoing notice provisions, failure of the Corporation to give such notice or a defect in such notice shall not affect the binding nature of such action of the Corporation.

IN WITNESS WHEREOF, Merisel, Inc. has caused this Certificate to be signed by its Chairman of the Board, Chief Executive Officer and President this ___ day of _________, 2000.
                                            MERISEL, INC.


                                             By:___________________________
                                             Name:      Dwight A. Steffenson
                                             Title:     Chairman of the Board,
                                                        Chief Executive Officer
                                                        and President